StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments

December 31, 2022 (Unaudited)

Investments - 101.9%	Asset Class	Acquistion Date	Cost	Fair Value
Secondary Investments - 41.66%^
North America - 41.66%
Felicis Ventures VI, L.P.*[1,2,3,4]	Venture Capital	11/4/2022	$16,896,718	$24,693,430
Felicis Ventures VII, L.P.*[1,2,3]	Venture Capital	11/4/2022	11,667,174	16,000,444
Lightspeed Venture Partners Select II, L.P.*[1,2,3,5]	Venture Capital	12/30/2022	710,487	1,337,822
Lightspeed Venture Partners Select IV, L.P.*[1,2,3,5]	Venture Capital	12/30/2022	999,411	1,802,115
Lightspeed Venture Partners X, L.P.*[1,2,3,5]	Venture Capital	12/30/2022	2,480,624	4,529,349
Lightspeed Venture Partners XI, L.P.*[1,2,3,5]	Venture Capital	12/30/2022	1,852,960	3,335,485
Lightspeed Venture Partners XII, L.P.*[1,2,3,5]	Venture Capital	12/30/2022	1,698,154	3,101,391
Lightspeed Venture Partners XIII, L.P.*[1,2,3,5]	Venture Capital	12/30/2022	1,360,653	2,447,329
Total North America Investments				57,247,365
Total Secondary Investments			37,666,181	57,247,365

		Shares	Cost	Fair Value
Short Term Investments - 60.24%
Fidelity Investments Money Market Government Portfolio - Institutional Class 4.06%[6]		82,779,675	82,779,675	82,779,675
Total Short Term Investments				82,779,675

Total Investments (Cost $120,445,856)				140,027,040
Liabilities in excess of other assets - (1.9%)				(2,606,506)
Total Net Assets - 100%				$137,420,534

^	Investments do not issue shares.
*	Investment is non-income producing.
[1]	Restricted security.
[2]	Investment has been committed to but has not been fully funded by the Fund.
[3]	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
[4]	All or a portion of this security is custodied with SPRING Cayman LLC.
[5]	All or a portion of this security is custodied with SPRING Cayman II LLC.
[6]	The rate is the annualized seven-day yield at period end.